Exhibit 10.34

SECOND AMENDMENT TO RESEARCH AND LICENCE AGREEMENT
(this “Amendment”)

Effective Date: November 28, 2016

By and between

YEDA RESEARCH AND DEVELOPMENT COMPANY LIMITED
a company duly registered under the laws of Israel of P O Box 95, Rehovot 76100, Israel
(hereinafter, “Yeda”)

and

CELL SOURCE LIMITED
a company duly registered under the laws of Israel of 5 Kineret Street, Bnei Brak  5126237
(hereinafter, “Cell Source”)

WHEREAS	Yeda and Cell Source are parties to a research and licence agreement dated October 3rd, 2011, as amended by a first amendment thereto dated April 8, 2014 (together, "the R&L Agreement”); and

WHEREAS
Cell Source has notified Yeda in writing that it does not wish to exercise its option rights under the Evaluation and Exclusive License Agreement between the parties dated October 3rd, 2011 (as amended from time to time), and the parties wish to amend the R&L Agreement accordingly; and

WHEREAS
the parties also wish to update Appendix A (Patent Cards) of the R&L Agreement, to amend the development milestones and to make certain additional amendments to the R&L Agreement, all subject to the terms and conditions set out in this Amendment below.

NOW THEREFORE IT IS AGREED BY THE PARTIES HERETO AS FOLLOWS:

1.
Terms and phrases used in this Amendment which are defined in the R&L Agreement shall have in this Amendment the same meaning as that attributed to them in the R&L Agreement, unless otherwise expressly defined in this Amendment.

2.
This Amendment and the R&L Agreement shall be read as one and shall represent the complete current understanding between the parties with respect to the subject matter hereof. Subject to the modifications contained herein, the provisions of the R&L Agreement shall remain unaltered and in full force and effect.

3.	The above preamble forms an integral part of this Amendment.

4.	The R&L Agreement shall be modified, as of the Effective Date, as follows:

4.1
In the first paragraph of the preamble thereto, the numbers “2000-017, 2005-082, 2008-108, 2010-071, 2010-073, 2011-077” shall be deleted and replaced by the following: “2000-017, 2008-108, 2010-073, 2011-077, 2011-095, 2015-049, 2015-062, 2016-027” and Appendix A to the R&L Agreement shall be replaced in its entirety by Annex A of this Amendment;

4.2	The final paragraph of the preamble thereto (including Appendix 1 thereto which is referenced in said paragraph) shall be deleted in its entirety;

4.3
Clause 3 thereto shall be amended such that the words: “provided that, in the event the a R&L Agreement shall be executed between the parties in accordance of the E&O Agreement (as amended), then the annual Research Budget in respect of the Research Period shall, beginning on the date such R&L Agreement shall be signed, be an amount of US$ 900,000 (nine hundred thousand US Dollars) per year” shall be deleted;

4.4	The final paragraph of clause 3 thereto shall be deleted in its entirety and replaced by the following:

“In addition to the sums detailed in this clause 3 above, within 7 (seven) days of the achievement of the Company of the receipt of an aggregate total equity capital investment in the Company of more than $10,000,000 (ten million US dollars), the Company shall pay Yeda a non-refundable payment in the sum of US $200,000 (two hundred thousand US Dollars) (the “Additional Research Payment”). The Additional Research Payment shall be allocated by Yeda to support research activities of the Scientist under this Agreement according to an additional Research plan to be submitted to the Company by Yeda.

4.5	In clause 4 thereto, the words “3 (three) month” shall be deleted wherever they appear and replaced by the words “6 (six) month”;

4.6	Clause 13.2.1 shall be deleted in its entirety and replaced by the following:

“13.2.1
If the Company fails to achieve any one of the milestones set forth in sub-clauses (a) to (e) below by the dates specified therefor, Yeda shall be entitled, at its option: (i) to modify the Licence hereunder so that it is non-exclusive only, by written notice to the Company (any such amendment of this Agreement by Yeda as aforesaid, being effective immediately, the Company’s consent thereto (written or otherwise) not being required, notwithstanding the provisions of clause 17.2 below); or (ii) to terminate this Agreement (including the Licence hereunder) by giving the Company 30 (thirty) days’ written notice:

(a) by January 1, 2018, to have successfully filed a pre-IND application in respect of a Product with the FDA or other equivalent regulatory agency in another country;

(b) by January 1, 2021, to have commenced Phase II clinical trials in a respect of a Product;

(c) by July 1, 2023, to have either commenced Phase III clinical trials or to have received FDA or EMA marketing approval in a respect of a Product (“Marketing Approval”);

(d) within 12 (twelve) months from the date of Marketing Approval, to have made a First Commercial Sale of a Product; or

(e) in case commercial sale of any Product having commenced, there shall be a period of 12 (twelve) months or more during which no sales of any Product shall take place by the Company or its Sublicensees (except as a result of force majeure or other factors beyond the control of the Company).";

4.7
In clause 13 thereto, the words “which has not been cured by the party in breach within 21 (twenty-one) days (or, in the case of failure by the Company to pay any amount due from the Company to Yeda pursuant to or in connection with this Agreement on or before the due date of payment, 10 (ten) days)” shall deleted and replaced by the words: “which has not been cured by the party in breach within 30 (thirty) days”;

and

4.8
Yeda’s bank details in clause 17.7 thereto shall deleted and replaced by the following: “Bank Leumi le–Israel B.M., Rehovot business branch, 2 Ilan Ramon Street, Ness Ziona, branch #978, account no. 6370094; swift: LUMIILITTLV, Routing Number: IL010978, IBAN no. IL7401 09780 0000 0637 0094”.

5.
For the avoidance of doubt, this Amendment constitutes the entire agreement between the parties hereto in respect of the subject matter hereof, and supersede all prior agreements or understandings between the parties relating to the subject matter hereof (including any previous correspondence in this regard, between the parties, or on their behalf) and may be amended only by a written document signed by both parties hereto.

[signature page follows]

IN WITNESS WHEREOF the parties hereto have set their signatures as of the Effective Date.

For YEDA RESEARCH AND DEVELOPMENT COMPANY LIMITED		For CELL SOURCE LIMITED

Signature:	/s/ Mudl Sheves /s/ Gil Granot-Mayor	Signature:	/s/ Itamar Shimrat

Name	Prof. Mudl Sheves Gil-Granot-Mayor	Name:	Itamar Shimrat
Title	Chairman CEO	Title:	Chief Executive Officer

Annex A – Updated Patent Cards

PATENT CARD

2000-017

Title: VETO CELLS EFFECTIVE IN PREVENTING GRAFT REJECTION AND DEVOID OF GRAFT VERSUS HOST POTENTIAL

Inventors: REISNER Yair, MARTELLI Massimo

Country	Application	Publication	Grant	Status

U.S.A	05/01/2000 - 09/477,737	-	6,544,506 - 08/04/2003	Granted
PCT	28/12/2000 - PCT/IL00/00872	12/07/2001 - WO 01/49243	-	Published
European Patent Office	28/12/2000 - 00983473.0	02/10/2002 - 1 244 803	1 244 803 - 22/02/2006	Validated
France	28/12/2000 - 00983473.0	-	1 244 803 - 22/02/2006	Granted
Germany	28/12/2000 - 00983473.0	-	60026166.2 - 22/02/2006	Granted
Italy	28/12/2000 - 00983473.0	-	1 244 803 - 22/02/2006	Granted
Switzerland	28/12/2000 - 00983473.0	-	1 244 803 - 22/02/2006	Granted
United Kingdom	28/12/2000 - 00983473.0	-	1 244 803 - 22/02/2006	Granted
Israel	28/12/2000 - 150440	-	150440 - 31/03/2011	Granted
U.S.A	28/12/2000 - 10/169,028	-	7,270,810 - 18/09/2007	Granted

PATENT CARD

2008-108

Title: ANTI THIRD PARTY CENTRAL MEMORY T CELLS, METHODS OF PRODUCING SAME AND USE OF SAME IN TRANSPLANTATION AND DISEASE TREATMENT

Inventors: REISNER Yair, OPHIR Eran, EIDELSTEIN Yaki, BACHAR-LUSTIG Esther

Country	Application	Publication	Grant	Status

U.S.A	30/10/2008 - 61/193,137	-	-	Expired
U.S.A	12/06/2009 - 61/213,482	-	-	Expired
PCT	29/10/2009 - PCT/IL2009/001014	06/05/2010 - WO 2010/049935	-	Published
China	29/10/2009 - 200980153053.4	07/12/2011 - 102271702	ZL200980153053.4 - 25/11/2015	Granted
European Patent Office	29/10/2009 - 09764302.7	21/09/2011 - 2 365 823	-	Pending
India	29/10/2009 - 905/MUMNP/2011	-	-	Pending
Israel	29/10/2009 - 212587	-	212587 - 01/04/2016	Granted
Russian Federation	29/10/2009 - 2011121630	-	2506311 - 10/02/2014	Granted
U.S.A	29/10/2009 - 13/126,472	01/09/2011 - 2011-0212071	-	Pending

PATENT CARD

2010-073

Title: USE OF ANTI THIRD PARTY CENTRAL MEMORY T CELLS FOR ANTI-LEUKEMIA/LYMPHOMA TREATMENT

Inventors: REISNER Yair, LASK Assaf, OPHIR Eran, OR-GEVA Noga, COHEN Adva

Country	Application	Publication	Grant	Status

U.S.A	08/09/2010 - 61/380,716	-	-	Expired
PCT	08/09/2011 - PCT/IL2011/000727	15/03/2012 - WO 2012/032526	-	Published
Brazil	08/09/2011 - BR 11 2013 005756 4	31/12/2013 - BR 11 2013 005756 4	-	Published
Canada	08/09/2011 - 2,810,632	-	-	Pending
China	08/09/2011 - 201610307275.9	31/08/2016 - CN 105907713 A	-	Published
China	08/09/2011 - 201180053858.9	04/09/2013 - CN 103282047 A	ZL201180053858.9 - 24/08/2016	Granted
European Patent Office	08/09/2011 - 11773325.3	17/07/2013 - 2 613 801	2 613 801 - 08/06/2016	Validated
Austria	08/09/2011 - 11773325.3	17/07/2013 - 2 613 801	2 613 801 - 08/06/2016	Granted
Belgium	08/09/2011 - 11773325.3	17/07/2013 - 2 613 801	2 613 801 - 08/06/2016	Granted
Czech Republic	08/09/2011 - 11773325.3	17/07/2013 - 2 613 801	2 613 801 - 08/06/2016	Granted
France	08/09/2011 - 11773325.3	17/07/2013 - 2 613 801	2 613 801 - 08/06/2016	Granted
Germany	08/09/2011 - 11773325.3	17/07/2013 - 2 613 801	2 613 801 - 08/06/2016	Granted
Greece	08/09/2011 - 11773325.3	17/07/2013 - 2 613 801	2 613 801 - 08/06/2016	Granted
Hungary	08/09/2011 - 11773325.3	17/07/2013 - 2 613 801	2 613 801 - 08/06/2016	Granted
Ireland	08/09/2011 - 11773325.3	17/07/2013 - 2 613 801	2 613 801 - 08/06/2016	Granted
Italy	08/09/2011 - 11773325.3	17/07/2013 - 2 613 801	2 613 801 - 08/06/2016	Granted
Poland	08/09/2011 - 11773325.3	17/07/2013 - 2 613 801	2 613 801 - 08/06/2016	Granted
Portugal	08/09/2011 - 11773325.3	17/07/2013 - 2 613 801	2 613 801 - 08/06/2016	Granted
Spain	08/09/2011 - 11773325.3	17/07/2013 - 2 613 801	2 613 801 - 08/06/2016	Granted
Sweden	08/09/2011 - 11773325.3	17/07/2013 - 2 613 801	2 613 801 - 08/06/2016	Granted
Switzerland	08/09/2011 - 11773325.3	17/07/2013 - 2 613 801	2 613 801 - 08/06/2016	Granted
The Netherlands	08/09/2011 - 11773325.3	17/07/2013 - 2 613 801	2 613 801 - 08/06/2016	Granted
Turkey	08/09/2011 - 11773325.3	17/07/2013 - 2 613 801	2 613 801 - 08/06/2016	Granted
United Kingdom	08/09/2011 - 11773325.3	17/07/2013 - 2 613 801	2 613 801 - 08/06/2016	Granted

Hong Kong	08/09/2011 - 14100513.2	-	-	Allowed
Israel	08/09/2011 - 225102	-	-	Pending
Japan	08/09/2011 - 2013-527738	30/09/2013 - P2013-537187A	5,977,238 - 29/07/2016	Granted
Korea	08/09/2011 - 2013-7008892	-	-	Pending
Mexico	08/09/2011 - MX/a/2013/002668	-	-	Pending
Singapore	08/09/2011 - 201301743-9	-	188473 - 26/01/2016	Granted
U.S.A	08/09/2011- 15/242,666	-	-	Pending
U.S.A	08/09/2011 - 13/821,255	04/07/2013 - 2013-0171108-A1	9,421,228 - 23/08/2016	Granted

PATENT CARD

2011-077

Title: ANTI THIRD PARTY CENTRAL MEMORY T CELLS, METHODS OF PRODUCING SAME AND USE OF SAME IN TRANSPLANTATION AND DISEASE TREATMENT

Inventors: REISNER Yair, EIDELSTEIN Yaki, OPHIR Eran, LASK Assaf, AFIK Ran, BACHAR-LUSTIG Esther, OR-GEVA Noga

Country	Application	Publication	Grant	Status

U.S.A	08/09/2011 - 61/532,172	-	-	Expired
PCT	06/09/2012 - PCT/IL2012/050354	14/03/2013 - WO 2013/035099	-	Published
Australia	06/09/2012 - 20120305931	-	-	Pending
Brazil	06/09/2012 - BR 11 2014 005355 3	21/10/2014 -	-	Published
Canada	06/09/2012 - 2,848,121	-	-	Pending
China	06/09/2012 - 201280054739.X	16/07/2014 - CN 103930130 A	201280054739.X - 06/06/2016	Granted
European Patent Office	06/09/2012 - 12769743.1	16/07/2014 - 2753351	-	Pending
Hong Kong	06/09/2012 - HK 15100534.6	31/07/2015 - 1200099A	-	Published
India	06/09/2012 - 577/MUMNP/2014	-	-	Pending
Israel	06/09/2012 - 231397	-	-	Pending
Japan	06/09/2012 - 2014-529143	06/10/2014 - P2014-526244A	-	Published
Korea	06/09/2012 - 10-2014-7009267	23/07/2014 - 10-2014-0092298	-	Published
Mexico	06/09/2012 - MX/a/2014/002771	-	-	Pending
New Zealand	06/09/2012 - 622749	-	622749 - 02/02/2016	Granted
Russian Federation	06/09/2012 - 2014110897	-	-	Pending
Singapore	06/09/2012 - 11201400513P	-	-	Pending
South Africa	06/09/2012 - 2014/01993	19/09/2014 -	-	Allowed
U.S.A	06/09/2012 - 14/343,053	31/07/2014 - 2014-0212398	-	Pending

PATENT CARD

2011-095

Title: A COMBINATION THERAPY FOR A STABLE AND LONG TERM ENGRAFTMENT USING SPECIFIC PROTOCOLS FOR T/B CELL DEPLETION

Inventors: REISNER Yair, BACHAR-LUSTIG Esther

Country	Application	Publication	Grant	Status

U.S.A	22/12/2011 - 61/578,917	-	-	Expired
PCT	20/12/2012 - PCT/IL2012/050542	27/06/2013 - WO 2013/093920	-	Published
PCT	20/12/2012 - PCT/IL2012/050541	27/06/2013 - WO 2013/093919	-	Published
Australia	20/12/2012 - 2012355990	-	-	Pending
Australia	20/12/2012 - 2012355989	-	-	Pending
Brazil	20/12/2012 - BR 11 2014 015960 2	21/10/2014 -	-	Pending
Brazil	20/12/2012 - BR 11 2014 015959 9	-	-	Pending
Canada	20/12/2012 - 2,859,953	27/06/2013 -	-	Pending
Canada	20/12/2012 - 2,859,952	27/06/2013 -	-	Pending
China	20/12/2012 - 201280068202.9	25/03/2015 - CN 104470542 A	-	Pending
China	20/12/2012 - 201280068917.4	08/10/2014 - CN 104093314 A	-	Pending
European Patent Office	20/12/2012 - 12859036.1	29/10/2014 - 2793914	-	Pending
European Patent Office	20/12/2012 - 12861023.5	05/11/2014 - 2797421	-	Pending
Hong Kong	20/12/2012 - 15103467.1	09/10/2015 - 1202810A	-	Published
Hong Kong	20/12/2012 - 15103468.0	09/10/2015 - 1202775A	-	Published
India	20/12/2012 - 1468/MUMNP/2014	27/06/2013 -	-	Pending
India	20/12/2012 - 1467/MUMNP/2014	27/06/2013 -	-	Pending
Israel	20/12/2012 - 233303	27/06/2013 - WO 2013/093920	-	Pending
Israel	20/12/2012 - 233302	27/06/2013 - WO 2013/093919	-	Pending
Japan	20/12/2012 - 2014-548337	05/02/2015 - P2015-504047A	-	Pending
Japan	20/12/2012 - 2014-548336	22/01/2015 - 2015-502401	-	Pending
Korea	20/12/2012 - 10-2014-702449	04/09/2014 - 10-2014-0107564	2014/05071 - 25/11/2015	Granted
Korea	20/12/2012 - 10-2014-7020448	02/09/2014 - 10-2014-0105848	-	Published
Mexico	20/12/2012 - Mx/a/2014/007647	-	-	Pending
Mexico	20/12/2012 - Mx/a/2014/007648	27/06/2013 - WO 2013/093919	-	Pending
New Zealand	20/12/2012 - 627272	-	-	Pending
New Zealand	20/12/2012 - 627549	-	-	Pending

Russian Federation	20/12/2012 - 2014128479	-	-	Pending
Russian Federation	20/12/2012 - 2014129632	27/06/2013 - WO 2013/093919	-	Pending
Singapore	20/12/2012 - 11201403459X	-	-	Pending
Singapore	20/12/2012 - 11201403456U	-	11201403456U - 08/06/2016	Granted
South Africa	20/12/2012 - 2014/05071	-	2014/05071 - 25/11/2015	Granted
South Africa	20/12/2012 - 2014/05298	-	2014/05298 - 25/11/2015	Granted
U.S.A	20/12/2012 - 14/367,923	18/12/2014 - 2014-0369974	-	Published
U.S.A	20/12/2012 - 14/367,917	11/12/2014 - 2014-0363437	-	Published

PATENT CARD

2015-049

Title: USE OF ANTI THIRD PARTY CENTRAL MEMORY T CELLS

Inventors: OR-GEVA Noga, OPHIR Eran, REISNER Yair, EIDELSTEIN Yaki, GIDRON Rotem

Country	Application	Publication	Grant	Status

U.S.A	16/07/2015 - 62/193,207	-	-	Expired
PCT	14/07/2016 - PCT/IL2016/050774	-	-	Pending

PATENT CARD

2015-062

Title: GENETICALLY MODIFIED ANTI-THIRD PARTY CENTRAL MEMORY T CELLS AND USE OF SAME IN IMMUNOTHERAPY

Inventors: OR-GEVA Noga, OPHIR Eran, REISNER Yair, EIDELSTEIN Yaki, GIDRON Rotem

Country	Application	Publication	Grant	Status

U.S.A	16/07/2015 - 62/193,207	-	-	Expired
PCT	14/07/2016 -	-	-	Pending

PATENT CARD

2016-027

Title: VETO CELLS GENERATED FROM MEMORY T CELLS

Inventors: REISNER Yair, OR-GEVA Noga, GIDRON Rotem, BACHAR-LUSTIG Esther, LASK Assaf, KAGAN Sivan

Country	Application	Publication	Grant	Status

U.S.A	27/06/2016 -	-	-	Pending